Exhibit 99.32

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-N

KEY PERFORMANCE FACTORS
January 31, 1999



        Expected B Maturity                                         11/15/00


        Blended Coupon 5.4844%


        Excess Protection Level
          3 Month Average   5.74%
          January, 1999   5.49%
          December, 1998   6.05%
          November, 1998   5.66%


        Cash Yield                                  18.25%


        Investor Charge Offs                         4.95%


        Base Rate                                    7.81%


        Over 35 Day Delinquency                      5.29%


        Seller's Interest                            8.19%


        Total Payment Rate                          14.12%


        Total Principal Balance                     $40,086,865,639.98


        Investor Participation Amount               $900,000,000.00


        Seller Participation Amount                 $3,284,946,121.49